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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   APRIL 24, 1997


                             QUADRAMED CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-21031               52-1992861
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)


80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A, LARKSPUR, CA           94939
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (415) 461-7725



                                      NONE
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         (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 On April 24, 1997, QuadraMed Corporation, a Delaware corporation (the "Company"), through its wholly owned subsidiary Healthcare Recovery Acquisition Corporation, a Delaware corporation ("Acquisition Corporation"), completed the acquisition and merger of Healthcare Recovery, Incorporated, a New Jersey corporation doing business as "Synergy HMC" ("Healthcare Recovery"). The acquisition and merger were completed by means of an Acquisition Agreement and Plan of Merger, dated as of March 1, 1997, as amended by the First Amendment to Acquisition Agreement and Plan of Merger, dated as of April 22, 1997, and the Second Amendment to Acquisition Agreement and Plan of Merger, dated as of April 24, 1997 (collectively, the "Acquisition
Agreement").   The transaction will be accounted for as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

                 Pursuant to the Acquisition Agreement, the Company paid an aggregate amount of $3,415,523 (the "Consideration"), consisting of $1,415,118 in cash and 181,885 shares of its Common Stock, the aggregate fair market value of which was deemed to be $2,000,405. In exchange for the Consideration, the Company received all of the outstanding capital stock of Healthcare Recovery. In addition to the Consideration, the Company repaid certain indebtedness of Healthcare Recovery in the aggregate amount of $1,706,306. The Company has also agreed to issue additional shares of its Common Stock to the former shareholders of Healthcare Recovery as contingent consideration, during the next two years, if the audited gross revenues of Acquisition Corporation exceed certain financial thresholds. The amount of consideration paid by the Company, and the formula for determining the contingent consideration to be paid by the Company, was determined by arms length negotiations between the parties. The Company used a portion of its working capital for the payment of the Consideration and the repayment of certain indebtedness of Healthcare Recovery.

                 The Company has entered into a Joint Marketing and Services Agreement, dated November 1, 1995, with Kaden Arnone, Inc. Eugene M. Arnone, the principal shareholder of Healthcare Recovery, was also a shareholder of Kaden Arnone, Inc. As of April 24, 1997, Mr. Arnone became an Executive Vice President of the Company and the Company's President, Business Office Outsourcing Services Division.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 1. Consolidated Balance Sheet as of December 31, 1996, and the related Statements of Operations, Cash Flows and Stockholders' Equity for the year ended December 31, 1996.

                          Such Financial Statements will be filed by amendment to this Form 8-K within 60 days of the date hereof.





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         (b)     Pro Forma Financial Information

                 1. Consolidated Balance Sheet as of December 31, 1996 and March 31, 1997, and Statements of Operations for the year ended December 31, 1996 and the three months ended March 31, 1997.

                          Such Pro Forma Financial Information will be filed by amendment to this Form 8-K within 60 days of the date hereof.

         (c)     Exhibits

                 2.5 Acquisition Agreement and Plan of Merger, dated as of March 1, 1997, by and among QuadraMed Corporation, Healthcare Recovery Acquisition Corporation, Healthcare Recovery, Incorporated and its Shareholders (the "Acquisition Agreement and Plan of Merger").

                 2.6 First Amendment to Acquisition Agreement and Plan of Merger, dated as of April 22, 1997.

                 2.7 Second Amendment to Acquisition Agreement and Plan of Merger, dated as of April 24, 1997.

                 10.37 Letter dated April 22, 1997, from QuadraMed Corporation to Eugene M. Arnone, regarding terms of employment.

                 10.38 Non-Competition and Non-Circumvention Agreement, dated March 1, 1997, by and among QuadraMed Corporation, Healthcare Recovery Acquisition Corporation and Eugene M. Arnone.



                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 9, 1997                      By: /s/ JAMES D. DURHAM
                                           ----------------------------
                                        Name: James D. Durham
                                        Title: Chairman of the Board,
                                               President & Chief
                                               Executive Officer






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                               INDEX OF EXHIBITS


         2.5 Acquisition Agreement and Plan of Merger, dated as of March 1, 1997, by and among QuadraMed Corporation, Healthcare Recovery Acquisition Corporation, Healthcare Recovery, Incorporated and its Shareholders (the "Acquisition Agreement and Plan of Merger").

         2.6 First Amendment to Acquisition Agreement and Plan of Merger, dated as of April 22, 1997.

         2.7 Second Amendment to Acquisition Agreement and Plan of Merger, dated as of April 24, 1997.

         10.37 Letter dated April 22, 1997, from QuadraMed Corporation to Eugene M. Arnone, regarding terms of employment.

         10.38 Non-Competition and Non-Circumvention Agreement, dated March 1, 1997, by and among QuadraMed Corporation, Healthcare Recovery Acquisition Corporation and Eugene M. Arnone.